                                                                    EXHIBIT 10.7

                              EMPLOYMENT AGREEMENT


                  THIS EMPLOYMENT AGREEMENT (this "Agreement") is effective as of the 25th day of September, 2000, between [________________________], a
[________________________] corporation (the "Company"), and Alan C. Draper ("Executive").

                  In consideration of the promises and covenants set forth below, the parties hereto agree as follows:

                  1. Employment.

                          The Company hereby agrees to employ Executive, and
Executive hereby agrees to accept such employment with the Company, on the terms and conditions set forth herein. As provided for herein, Executive agrees to also perform services for UTi Worldwide Inc. ("UTi Worldwide") and the related group of companies (such group is referred to herein as the "UTi Group") without receiving separate consideration for such services.

                  2. Term.

                          The initial term of employment of Executive as
provided in this Agreement commences on the date hereof and ends on January 31, 2002, unless further extended or sooner terminated as hereinafter provided. On February 1, 2001, and on February 1 of each year thereafter (each an "Extension Date"), the term of Executive's employment hereunder shall automatically be extended for one additional year unless, prior to such Extension Date, either party delivers written notice to the other party that the term of Executive's employment hereunder will not be extended or that Executive's employment is otherwise terminated pursuant to the terms of this Agreement.

                  3. Position and Duties.

                          Executive shall serve as ______________ of the
Company. Executive also agrees to serve as Executive Vice President, Director and President-Asia Pacific Region of UTi Worldwide, and in such other position or positions as may be reasonably requested by the Company or UTi Worldwide. Executive shall perform his duties and obligations faithfully and diligently and shall devote all his business time, attention and efforts exclusively to the business of the Company, UTi Worldwide the UTi Group. Executive shall industriously perform his duties under the supervision of and report to the Boards of Directors of the Company and UTi Worldwide and shall accept and comply with all directions from and all policies established from time to time by such Boards of Directors. Executive shall adhere to the policies and procedures generally applicable to employees of the Company and UTi Group.



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                  4. Place of Performance.

                          In connection with Executive's employment by the
Company and except for required travel on Company business, Executive shall be based at the Company's executive offices, or such other location agreed to by Executive and the Company.

                  5. Compensation and Related Matters.

                          (a) Salary. During the term of Executive's employment
hereunder, the Company shall pay to Executive a salary of AUD $476,000 per annum, subject to increase (but not decrease) in the sole discretion of the Board of Directors of the Company. Such salary shall be paid in equal semi-monthly installments (or such shorter intervals as the Company may elect) and shall accrue from day to day.

                          (b) Performance Bonus. During the term of Executive's
employment hereunder, Executive shall be eligible to participate in any bonus programs made available to Executive in accordance with the terms of such plans.

                          (c) Vacations. During the term of Executive's
employment hereunder, Executive shall be entitled to no less than four (4) weeks of vacation in each fiscal year as established by Company policy, and to compensation with respect to earned but unused vacation days determined in accordance with the Company's vacation policy.

                          (d) Expenses. During the term of Executive's
employment hereunder, Executive shall be entitled to receive reimbursement for reasonable out-of-pocket travel and other expenses (excluding ordinary commuting expenses) incurred by Executive in performing Executive's services hereunder, provided that:

                                    (i) Such expenditure qualifies as a proper
business expenditure; and

                                    (ii) Executive furnishes adequate
documentary evidence for the substantiation of such expenditures and Executive complies with applicable policies with respect to expense reimbursement.

                          (e) Medical Insurance and Other Benefits. During the
term of Executive's employment hereunder, Executive will be entitled to participate in applicable medical, dental and disability insurance plans, life insurance plans, retirement plans and other employee welfare and benefit plans or programs made available to the Company's senior-level executives or its employees generally, in accordance with the terms of such plans and programs as may be in effect from time to time.

                          (f) Automobile Allowance. During Executive's
employment hereunder, the Company shall pay to Executive an automobile allowance equal to the one in existence on the date of this Agreement.



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                  6. Termination.

                          (a) Termination for Cause.

                                    (1) The Company or UTi Worldwide may at any
time terminate Executive's employment hereunder for "Cause" pursuant to the provisions of this Section 6(a). Executive shall be given notice by the Board of Directors of either the Company or UTi Worldwide of its intention to terminate Executive for Cause, and such Board shall give Executive an opportunity to address the Board regarding the grounds on which the proposed termination for Cause is based.

                          For purposes of this Agreement, the Company shall have
"Cause" to terminate Executive's employment hereunder upon:

                          (A) The breach by Executive of any material provision
of this Agreement (and if such breach is susceptible to cure by Executive, the failure to effect such cure by Executive within thirty (30) days after written notice of such breach is given to Executive); or

                          (B) Executive's willful failure to perform or the
gross negligence in the performance of Executive's material duties hereunder (and if such willful failure or gross negligence is susceptible to cure by Executive, the failure to effect such cure by Executive within thirty (30) days after written notice of such willful failure or gross negligence is given to Executive); or

                          (C) Executive's engagement in an act of dishonesty
involving or affecting the UTi Group or falsification of UTi Group records; or

                          (D) Executive's indictment or conviction for a crime
of theft, embezzlement, fraud, misappropriation of funds or other alleged act of dishonesty by Executive, or other crime involving moral turpitude; or

                          (E) Executive's engagement in any violation of law
relating to Executive's employment or violation by Executive of Executive's duty of loyalty to the UTI Group.

                                    (2) If Executive is terminated for Cause
pursuant to this Section 6(a), the Company shall have no further obligation or liability to Executive, except that Executive shall be entitled to receive (i) the portion of Executive's salary which has been earned up to the Date of Termination, (ii) compensation for any accrued and unused vacation up to the Date of Termination, and (iii) reimbursement for business expenses properly incurred up to the Date of Termination (collectively, the "Minimum Payments").



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                          (b) Death.

                                    (1) Executive's employment hereunder shall
terminate automatically upon Executive's death.

                                    (2) If Executive's employment is terminated
because of Executive's death pursuant to this Section 6(b), the Company shall have no further obligation or liability to Executive, except that Executive shall be entitled to receive (i) the Minimum Payments, and (ii) any life insurance proceeds Executive is otherwise entitled to under any applicable life insurance then in effect.

                          (c)    Disability.

                                    (1) If Executive becomes disabled during
Executive's employment hereunder, Executive's employment hereunder shall terminate on the date of the determination of the disability by the Board of Directors of the Company of such disability. As used herein, "disability" shall mean any condition that qualifies as a disability under the Company's long-term disability plan as in effect on the date of determination or which renders Executive incapable of performing substantially all of his managerial and executive services hereunder for one hundred twenty (120) days or more in the aggregate during any calendar year, and which at any time after such one hundred twenty (120) days the Company's Board of Directors shall determine continues to render Executive incapable of performing his managerial and executive services hereunder.

                                    (2) If Executive's employment is terminated
because of Executive's disability pursuant to this Section 6(c), Executive shall be entitled to receive (i) the Minimum Payments, and (ii) any benefits to which Executive is entitled under the Company's long-term disability plan as in effect on the Date of Termination.

                          (d) Termination other Than for Cause, Death or
Disability.

                                    (1) The Company or UTi Worldwide shall, for
any reason, be entitled to terminate Executive's employment hereunder at any time without Cause and other than on account of Executive's death or disability pursuant to this Section 6(d).

                                    (2) If Executive's employment is terminated
pursuant to this Section 6(d), Executive shall be entitled to receive (i) the Minimum Payments, and (ii) a severance equal to the greater of either (A) twelve
(12) months of Executive's then current salary as set forth in Section 5(a) or
(B) the aggregate amount of Executive's then current salary as set forth in
Section 5(a) for the remainder of the term of employment during which such termination occurs. Such severance shall be payable in six equal monthly payments commencing thirty (30) days after the date of termination or as otherwise mutually agreed to by the parties. Executive shall not be entitled to a bonus for the year during which such termination occurs. Executive shall be entitled to receive any bonus earned for the previous year, but which is unpaid as of the Date of Termination.



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                          (e) Resignation for Good Reason.

                                    (1) Executive shall be entitled to terminate
Executive's employment hereunder at any time for Good Reason (as defined below) pursuant to the provisions of this Section 6(e). For purposes of this Agreement, Executive shall have "Good Reason" to terminate Executive's employment hereunder if (i) without Executive's consent, the Company or UTi Worldwide substantially reduces Executive's duties and responsibilities such that it results in a material adverse reduction in Executive's position, authority or responsibilities, and the Company and UTi Worldwide fail to cure such reduction in duties and responsibilities within thirty (30) days after written notice specifying the particular acts objected to by Executive, or (ii) the Company breaches any of the material terms of this Agreement, and the Company fails to cure such breach within thirty (30) days after written notice of the breach is given to the Company by Executive.

                                    (2) If this Agreement is terminated by
Executive for Good Reason pursuant to this Section 6(e), Executive shall be entitled to receive (i) the Minimum Payments, and (ii) a severance equal to the greater of either (A) twelve (12) months of Executive's then current salary as set forth in Section 5(a) or (B) the aggregate amount of Executive's then current salary set forth in Section 5(a) for the remainder of the term of employment during which such termination occurs. Such severance shall be payable in a lump sum within thirty (30) days after the Date of Termination or as otherwise mutually agreed to by the parties. Executive shall not be entitled to a bonus for the year during which such termination occurs. Executive shall be entitled to receive any bonus earned for the previous year, but which is unpaid as of the Date of Termination.

                          (f) Termination of Employment Following a Change of
Control.

                                    (1) Executive shall be entitled to terminate
Executive's employment hereunder pursuant to the provisions of this Section 6(f) if (i) within one year following a "Change of Control of UTi Worldwide" (as defined below), (a) Executive terminates his employment for Good Reason (as defined above), or (b) the Company terminates Executive's employment other than for Cause, death or disability, or (ii) after the one (1) year anniversary of a Change of Control of UTi Worldwide, Executive is still employed hereunder and Executive gives written notice to the Company of Executive's voluntary resignation within the thirty (30) day period commencing on the one (1) year anniversary of the Change of Control of UTi Worldwide.

                                    (2) For purposes of this Agreement, a
"Change of Control of UTi Worldwide" shall be deemed to have occurred if:

                                             A. The shareholders of UTi
Worldwide approve a definitive agreement to sell, transfer, or otherwise dispose of all or substantially all of UTi Worldwide's assets and properties.

                                             B. Any "person" (as such term is
used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934) is or becomes the


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"beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of UTi Worldwide representing fifty percent (50%) or more of the combined voting power of UTi Worldwide's then outstanding securities; provided, however, that the following shall not constitute a "Change in Control" of UTi Worldwide:

                                                      (i) any acquisition
directly from UTi Worldwide (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities); or

                                                      (ii) any acquisition by an
employee benefit plan (or related trust) sponsored or maintained by UTi Worldwide or any corporation controlled by UTi Worldwide; or

                                                      (iii) any acquisition by
any person who as of the date of this Agreement is a director of UTi Worldwide or by any "person" (as used in Section 13(d) and Section 14(d) of the Exchange
Act) controlled by such director.

                                             C. During any period of two (2)
consecutive years during the term of this Agreement, individuals who at the beginning of such period constitute the Board of Directors of UTi Worldwide cease to constitute at least a majority thereof, unless the election of each director who is not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

                                             D. The shareholders of UTi
Worldwide approve the dissolution or liquidation of UTi Worldwide.

                                             E. The shareholders of UTi
Worldwide approve a definitive agreement to merge or consolidate UTi Worldwide with or into another entity or entities, the result of which merger or consolidation is that less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by holders of UTi Worldwide's ordinary shares immediately prior to the merger.

                                    (3) If Executive's employment is terminated
under the provisions contained in this Section 6(f), Executive shall be entitled to receive (i) the Minimum Payments and (ii) severance equal to twenty-four (24) months of Executive's then current salary as set forth in Section 5(a). Such severance shall be payable in a lump sum within thirty (30) days after Executive's cessation of employment or as otherwise agreed to by the parties.

                          (g) Resignation without Good Reason.

                                    (1) Executive shall be entitled to terminate
Executive's employment hereunder without Good Reason at any time on thirty (30) days prior written notice delivered by Executive to the Company.



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                                    (2) Executive's employment is terminated by
Executive pursuant to this Section 6(g), the Company shall have no further obligation or liability to Executive, except that Executive shall be entitled to receive the Minimum Payments.

                          (h) Notice of Termination. Any termination of
Executive's employment by the Company or by Executive (other than termination pursuant to Section 6(c) above) shall be communicated by a written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" means a notice which (i) indicates the termination provision in this Agreement relied upon, and (ii) if the termination date is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than thirty (30) days after the giving of such notice).

                          (i) Date of Termination. "Date of Termination" shall
mean the date of death, the date of the determination of a disability, the date of receipt of the Notice of Termination or the termination date specified therein, as the case may be.

                  7.      Exclusivity of Payments.

                          Upon termination of Executive's employment hereunder,
Executive shall not be entitled to any severance payments or severance benefits from the Company, UTI Worldwide or the UTi Group, other than the payments and benefits provided in Section 6, except for any benefits which may be due to Executive in the normal course under any employee benefit plan or program of the Company or UTi Worldwide which provides for benefits after termination of employment in accordance with the terms of such plan or program. Executive's right to receive payments or benefits under this Agreement upon termination of employment will cease if Executive breaches any provision of Sections 8 or 9 below.

                  8. Proprietary Information.

                          (a) Definition. Executive hereby acknowledges that
Executive possesses and may make use of, acquire, create, develop or add to certain confidential and/or proprietary information regarding the Company, UTi Worldwide and UTi Group and their businesses and affiliates (whether in existence prior to, as of or after the date hereof, collectively, "Proprietary Information"), which Proprietary Information shall include, without limitation, all of the following materials and information (whether or not reduced to writing and whether or not patentable or protected by copyright): trade secrets, inventions, processes, formulae, programs, technical data, "know-how," procedures, manuals, confidential reports and communications, marketing methods, product sales or cost information, new product ideas or improvements, new packaging ideas or improvements, research and development programs, identities or lists of suppliers, vendors or customers, financial information and financial projections or any other confidential or proprietary information relating to the UTi Group and/or its business. The term "Proprietary Information" does not include any information that (i) at the time of disclosure is generally available to and known by the public (other than as a result of its disclosure by Executive), (ii) becomes available to Executive on a lawful, non-confidential basis from a person other than the UTi Group or its representatives,



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provided that the source of such information was not known by Executive to be subject to an obligation of confidentiality to the UTi Group.

                          (b) Nondisclosure. During the term of this Agreement
and thereafter, Executive will not, without the prior express written consent of the Board of Directors of UTi Worldwide, disclose or make any use of any Proprietary Information except as may be required in the course of the performance of Executive's services under this Agreement.

                          (c) Agreement Not to Solicit Employees and Customers.
To protect the Proprietary Information and trade secrets of the UTi Group, Executive agrees, during the term of this Agreement and for a period of two (2) years after termination of this Agreement, not to, directly or indirectly, either on Executive's own behalf or on behalf of any other person or entity, solicit or employ any person who is an employee of the UTi Group or attempt to persuade any customer of the UTi Group to cease to do business or to reduce the amount of business which any customer of the UTi Group has customarily done or contemplates doing with the UTi Group. Executive agrees that the covenants contained in this paragraph are reasonable and desirable.

                  9. Protection of Property.

                          All records, files, manuals, documents,
specifications, lists of customers, forms, materials, supplies, computer programs and other materials furnished to the Executive by the UTi Group, used on its behalf or generated or obtained during the course of the performance of the Executive's services hereunder, shall at all times remain the property of the Company. Upon termination of Executive's employment with the UTi Group, Executive shall immediately deliver to the UTi Group, or its authorized representative, all such property, including all copies, remaining in Executive's possession or control.

                  10. Specific Performance.

                          In the event of the breach by Executive of any of the
provisions of Sections 8 or 9, the Company and the UTi Group, in addition to all other rights and remedies they may have, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief to the extent authorized by law in order to enforce or prevent any violations of the provisions thereof.

                  11. Arbitration.

                          The parties hereto acknowledge that it is in their
best interests to facilitate the informal resolution of any disputes arising out of this Agreement or otherwise by mutual cooperation and without resorting to litigation. As a result, if any party has a dispute arising hereunder or otherwise, including but not limited to any claim for breach of any contract or covenant (express or implied), any dispute regarding Executive's termination of employment, claims for compensation or benefits (except where a benefit plan or pension plan or insurance policy specifies a different claims procedure), claims of discrimination or harassment, and claims for violation of public



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policy or, statute, regulation or ordinance (except for claims involving workers' compensation benefits), and the parties are unable to reach agreement among themselves, then the parties agree to submit the dispute to binding arbitration in accordance with the rules of procedures of a nationally recognized arbitration association in the country where the Company is located. Arbitration proceeds shall be held in the location of the Company. Both parties hereby consent to such arbitration and any such arbitration award shall be final and binding. Executive shall not disclose the existence of any dispute or the terms of any arbitration decision to any third party, other than to Executive's legal counsel, accountants, financial advisors or otherwise required by law.

                  12. Representation by Counsel.

                          Executive acknowledges that Executive has been given
the opportunity to consult legal counsel and seek such advice and consultation as Executive deems appropriate or necessary.

                  13. Successors.

                          This Agreement is personal to the Executive and is not
assignable by the Executive. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  14. Notice.

                          For purposes of this Agreement, notices, demands and
all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered, or if sent by overnight, commercial air courier service, on the second business day after being delivered to the air courier service, or if mailed, on the fifth day after being sent by first class, certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

               If to Executive:     At Executive's address as indicated on the
                                    books and records of the Company.


               If to Company:       At the Company's executive headquarters
                                    (with a copy to UTI Worldwide Inc. at its
                                    executive headquarters).


or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt thereof.



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                  15. Section 280G.

                          To the extent that Section 280G and any related
provisions of the Internal Revenue Code of 1986, as amended, are applicable, Executive's payments and benefits under this Agreement and all other arrangements or programs shall not, in the aggregate, exceed the maximum amount that may be paid to Executive without triggering golden parachute penalties under Section 280G and related provisions of the Internal Revenue Code of 1986, as amended, as determined in good faith by the Company's independent auditors. If Executive's benefits must be cut back to avoid triggering such penalties, Executive's benefits will be cut back in the priority order Executive designates or, if Executive fails to promptly designate an order, in the priority order designated by the Company. Executive and the Company agree to reasonably cooperate with each other in connection with any administrative or judicial proceedings concerning the existence or amount of golden parachute penalties on payments or benefits Executive receives.

                  16. Resignation from Positions.

                          Upon Executive's cessation of employment with the
Company or UTi Worldwide for any reason, Executive agrees that Executive shall be deemed to have resigned as an officer and as a director from every entity and company of the UTi Group on which Executive is then serving as an officer or director, and any other entity on which Executive is then serving as a director or officer at the request of the Company or UTi Worldwide, in each case effective as of the date of cessation of Executive's employment. Executive hereby grants the corporate secretary of UTi Worldwide an irrevocable power of attorney to execute on behalf of Executive such resignations as necessary to carry out the intention of this paragraph.

                  17. Entire Agreement.

                          This Agreement, together with the documents referenced
herein, contains the entire agreement of the parties hereto with respect to the subject matter hereof. It supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Employee by the Company. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, written, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding.

                  18. Amendment; Waiver; Governing Law.

                          No provisions of this Agreement may be modified,
waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by Executive and by such officer of the Company as may be specifically designated by the Company's Board of Directors. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. The



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validity, interpretation, construction and performance of this Agreement shall be governed by the laws of jurisdiction where Executive is employed by the Company.

                  19. Validity.

                          The invalidity or unenforceability of any provision or
provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                  20. Counterparts.

                          This Agreement may be executed in one or more
counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

                  21. Survivability.

                          The provisions in Sections 8, 9, 10, 11 and 15 of this
Agreement shall survive any termination of this Agreement.

                  22. Withholding of Taxes; Tax Reporting.

                          The Company may withhold from any amounts payable
under this Agreement all such taxes, and may file with appropriate governmental authorities all such information, returns or other reports with respect to the tax consequences of any amounts payable under this Agreement, as may, in its reasonable judgment, be required by law.



                            [Signature Page Follows]



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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above written.


"Company"                                [                                     ]
                                          -------------------------------------
                                         a [                     ] corporation
                                            ---------------------


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


"Executive"                              ---------------------------------------
                                         Alan C. Draper


                                    GUARANTEE

                  In order to induce Executive to enter into the foregoing Employment Agreement, UTi Worldwide Inc. hereby unconditionally and irrevocably guarantees to Executive and Executive's estate and legal representatives that it will cause the Company named in the Agreement to perform each and all of its obligations under the Employment Agreement in strict accordance with the terms thereof. This guarantee of performance is a principal obligation of the undersigned and shall continue in full force and effect notwithstanding any amendments or modifications to the Employment Agreement.

                                         UTi Worldwide Inc.,
                                         a BVI Company


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------



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